UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2004

SM&A

(Exact name of registrant as specified in its charter)

California	0-23585	33-0080929

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, Eighth Floor, Newport Beach, California		92660

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(949) 975-1550

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 20, 2004, issued by SM&A.

Item 9. Regulation FD Disclosure.

     On July 20, 2004, SM&A, a California corporation, issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM&A

(Registrant)

Date July 20, 2004	/s/	Cathy L. Wood

(Signature)
Cathy L. Wood
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated July 20, 2004, issued by SM&A.